[AMERICAN BEACON FUNDS LOGO]

               Supplement Dated August 31, 2006 to the
                  Prospectuses dated March 1, 2006
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CASH MANAGEMENT AND PLANAHEAD CLASS PROSPECTUSES
The Money Market Fund and the U.S. Government Money Market Fund have extended the deadline by which redemption requests received in good order will generally receive same-day proceeds. Effective September 1, 2006, wire proceeds from redemption requests received in good order by 5:00 p.m. Eastern Time (or such other time as may be designated by the Fund) will generally be transmitted to shareholders on the same day.

INSTITUTIONAL CLASS PROSPECTUS
The Money Market Fund has extended the deadline by which redemption requests received in good order will generally receive same-day proceeds. Effective September 1, 2006, wire proceeds from redemption requests received in good order by 5:00 p.m. Eastern Time (or such other time as may be designated by the Fund) will generally be transmitted to shareholders on the same day.